CONSOLIDATED BALANCE SHEETS (unaudited) (Parenthetical) (Q1) - $ / shares	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Equity:
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, authorized (in shares)	250,000,000	250,000,000	250,000,000
Common stock, shares issued (in shares)	13,724,756	13,724,756	13,700,862
Common stock, shares outstanding (in shares)	12,895,772	13,335,258	13,700,862
Treasury shares (in shares)	828,984	389,498	0